UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

United States Courts
Southern District of Texas
FILED

May 23 2005

Michael N. Milby, Clerk

CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR APRIL 2005

MONTH	JANUARY	FEBRUARY	MARCH	APRIL
REVENUES (MOR-6)	12,933	7,182	19,520	0
INCOME BEFORE INT DEPREC./TAX (MOR-6)	6,158	4,327	11,227	(8,638)
NET INCOME (LOSS) (MOR-6)	786	3,327	10,227	133,962
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	20,199	10,753	3,187	8,043

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE EXP DATE
CASUALTY YES( ) NO( ) LIABILITY YES( X ) NO( ) 10-01-03 VEHICLE YES( ) NO( ) WORKERS * YES( ) NO(X ) __-__-__ *SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-445-1500

Are all accounts receivable being collected with in terms?		(Yes) No
Are all post-petition liabilities, including taxes being paid within terms?			(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)	If so, describe

Are all funds received being deposited into Trustee's bank accounts?		(Yes) No
Were any assets disposed of outside the normal course of business?		Yes (No)
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		(Yes) No
What is the status of your Plan of Reorganization?	The Trustee is in the process of formulating a
plan of reorganization.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	/s/ Miles D. Harper III C.P.A.

TITLE

MOR - 1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL
CURRENT ASSETS
Cash	294,368	453,597	453,597	453,597
Accounts Receivable, Net	63,289	59,557	67,600	52,496
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,408	14,408	14,408	14,408
TOTAL CURRENT ASSETS	402,898	558,395	566,438	551,334
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(264,883)	(265,883)	(266,883)	(267,883)
NET BOOK VALUE OF PP&E	747,930	746,930	745,930	744,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's	69,342	69,342	69,342	69,342
Long Term portion
4. Note Receivable	12,050	12,050	12,050	12,050
TOTAL ASSETS	1,232,220	1,386,717	1,393,760	1,377,656

Per Schedules and Statements of Affairs

MOR - 2

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	52,903	45,005	50,213	50,925
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	790,499	790,499
Other	584,344	584,344	584,344	584,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,785,203	1,777,305	1,782,513	1,783,225
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS: FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,033,217)	(15,029,891)	(15,019,766)	(14,885,803)
DIFFERENCE IN DEBTOR RETAINED EARNING	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(552,983)	(549,657)	(539,532)	(405,569)
TOTAL LIABILITIES & OWNER'S EQUITY	1,232,220	1,227,648	1,242,981	1,377,656

Per Schedules and Statements of Affairs

MOR - 3

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR
TRADE ACCOUNTS PAYABLE	26,671	18,773	23,981	24,693
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232
*ACCRUED PROFESSIONAL FEES:
OTHER ACCRUED LIABILITIES:
1. Salary payable to officer	7,500	7,500	7,500	7,500
2. Royalty Payable	3,531	3,531	3,531	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	52,903	45,005	50,213	50,925

*Payment Requires Court Approval

MOR - 4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH APRIL 2005
DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	8,755	8,755
31-60	0
61-90	0
91 +	42,207	15,919	3,025		2,000	21,263
TOTAL	50,962	24,674	3,025		2,000	21,263

AGING OF ACCOUNTS RECEIVABLE
MONTH	JANUARY	FEBRUARY	MARCH	APRIL
0-30 DAYS	10,793	7,061	15,104	0
31-60 DAYS
61-90 DAYS
91+ DAYS	52,496	52,496	52,496	52,496
TOTAL	63,289	59,557	67,600	52,496

MOR - 5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JAN	FEB	MAR	APR

REVENUES (MOR-1)	12,933	7,182	19,520	0
TOTAL COST OF REVENUES	6,775	2,855	8,039	8,138
GROSS PROFIT	6,158	4,327	11,481	(8,138)	0	0
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)			254	500
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	254	500	0	0
INCOME BEFORE INT, DEPR/TAX (MOR-1)	6,158	4,327	11,227	(8,638)	0	0
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE*	4,372			(143,600)
OTHER ITEMS**
TOTAL INT, DEPR & OTHER ITEMS	5,372	1,000	1,000	(142,600)	0	0
NET INCOME BEFORE TAXES	786	3,327	10,227	133,962	0	0
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	786	3,327	10,227	133,962	0	0
Accrual Accounting Required, Otherwise Footnote With Explanation
*	Footnote Mandatory
**	Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

January Other Expense - U S Trustee fees (500), Elbert Co, Colorado Property Taxes (3,872).
April Other Income - Sale of insterests in West Texas (143,600)

MOR - 6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR
1. CASH - BEGINNING OF MONTH	301,235	294,368	294,528	302,818
RECEIPTS
2 CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	13,226	10,793	11,477	15,013
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)	106	120		143,809
TOTAL RECEIPTS	13,332	10,913	11,477	158,822
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	10,182	3,872
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	514	579	546	1,018
12. INSURANCE			250
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCES SUPPLIES	9,003	6,302	2,391	7,025
17. ADMINISTRATIVE & SELLING
18. OTHER (attach list) *
TOTAL DISBURSEMENTS FROM OPERATIONS	19,699	10,753	3,187	8,043
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	20,199	10,753	3,187	8,043
22. NET CASH FLOW	(6,867)	160	8,290	150,779
23. CASH - END OF MONTH (MOR-2)	294,368	294,528	302,818	453,597

*Applies to Individual debtor's only.

MOR - 7

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION
MONTH OF APRIL 2005

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	453,550		47		453,597
DEPOSIT IN TRANSIT					0
OUTSTANDING CHECKS			0		0
ADJUSTED BANK BALANCE	453,550		47		453,597

BEGINNING CASH -PER BOOKS	302,771		47		302,818
RECEIPTS	158,822		0		158,822
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	8,043		0		8,043
ENDING CASH -PER BOOKS	453,550	0	47		453,597

MOR - 8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the pro  Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
INSIDERS: NAME/POSITION/COMP TYPE	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APR

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0

(1) Paid in ordinary course of business, pursuit to court order.

MOR - 9